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                                                                  EXHIBIT 10.9

                                THE PHILIP MORRIS
                           1992 INCENTIVE COMPENSATION
                              AND STOCK OPTION PLAN

SECTION 1. Purpose; Definitions.

The purpose of the Plan is to give the Company a significant advantage in attracting, retaining and motivating key employees and to provide the Company with the ability to provide incentives more directly linked to the profitability of the Company's businesses and increases in stockholder value.

For purposes of the Plan, the following terms are defined as set forth below:

      a. "Annual Incentive Award" means an award made by the Committee pursuant to Section 4.

      b. "Annual Incentive Award Reserve" means the reserve established for any fiscal year of the Company pursuant to Section 4.

      c. "Board" means the Board of Directors of the Company.

      d. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

      e. "Commission" means the Securities and Exchange Commission or any successor agency.

      f. "Committee" means the Committee referred to in Section 2.

      g. "Company" means Philip Morris Companies Inc., a corporation organized under the laws of the Commonwealth of Virginia, or any successor corporation.

      h. "Disability" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

      i. "Disinterested Person" means a member of the Board who qualifies as a disinterested person as defined in Rule 16b-3.

      j. "Exercise Period" means the 60-day period from and after a Change in Control (as defined in Section 10(b)).

      k. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.
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      l. "Fair Market Value" means, as of any given date, the mean between the highest and lowest reported sales prices of the Stock on the New York Stock Exchange or, if no such sale of Stock occurs on the New York Stock Exchange on such date, the fair market value of the Stock as determined by the Committee in good faith.

      m. "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

      n. "Long Term Performance Award" means an award made by the Committee pursuant to Section 5.

      o. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

      p. "Performance Period" means the two-year or greater period during which a Long Term Performance Award can be earned as determined by the Committee pursuant to Section 5(a).

      q. "Plan" means The Philip Morris 1992 Incentive Compensation and Stock Option Plan, as set forth herein and as hereinafter amended from time to time.

      r. "Pretax Earnings" means, for any fiscal year of the Company, the amount reported as earnings from continuing operations before income taxes in the Company's consolidated statements of earnings included in its audited consolidated financial statements for such fiscal year (adjusted to exclude the effects of any unusual or non-recurring items that would not arise in the normal course of business, as determined by the Board).

      s. "Restricted Stock" means an award made by the Committee pursuant to
Section 9.

      t. "Restriction Period" means the period set by the Committee pursuant to
Section 9(c)(i) during which the recipient of a Restricted Stock Award may not sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock.

      u. "Retirement" means retirement from active employment under a pension plan of the Company, any subsidiary or affiliate or under an employment contract with any of them or termination of employment at or after age 55 under circumstances which the Committee, in its sole discretion, deems equivalent to retirement.

      v. "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission under
Section 16(b) of the Exchange Act, as amended from time to time.

      w. "Spread Value" means with respect to a share of Stock subject to a Stock Option an amount equal to the excess of the Fair Market Value over the option price.

      x. "Stock" means the Common Stock, $1 par value, of the Company.

      y. "Stock Appreciation Right" means a right granted by the Committee pursuant to Section 8.


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      z. "Stock Option" means an option granted by the Committee pursuant to
Section 7.

In addition, the terms "Business Combination", "Change in Control", "Change in Control Price", "Incumbent Board", "Outstanding Company Stock", "Outstanding Company Voting Securities", and "Person" have the meanings set forth in Section 10.

SECTION 2. Administration.

The Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board, composed of not less than two Disinterested Persons, who shall be appointed by the Board and who shall serve at the pleasure of the Board. If at any time no Committee shall be in office, the functions of the Committee specified in the Plan shall be exercised by those members of the Board who qualify as Disinterested Persons.

The Committee shall have plenary authority to grant to employees, pursuant to the terms of the Plan, Annual Incentive Awards, Long Term Performance Awards, Stock Options, Stock Appreciation Rights and Restricted Stock. In particular, the Committee shall have the authority, subject to the terms of the Plan:

      (a) to select the employees to whom Annual Incentive Awards, Long Term Performance Awards, Stock Options, Stock Appreciation Rights and Restricted Stock may from time to time be granted;

      (b) to determine whether and to what extent Annual Incentive Awards, Long Term Performance Awards, Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights and Restricted Stock or any combination are to be granted hereunder;

      (c) to determine and adjust the performance goals and measurements applicable to Long Term Performance Awards granted pursuant to the Plan;

      (d) to determine the extent to which Long Term Performance Awards have been earned and by whom;

      (e) to determine to what extent and under what circumstances amounts earned with respect to a Long Term Performance Award shall be deferred;

      (f) to determine the number of shares to be covered by each award of Stock Options, Stock Appreciation Rights and Restricted Stock;

      (g) to determine the terms and conditions of any Stock Options granted pursuant to the Plan, including, but not limited to, the option price (subject to Section 7(a)), any restriction or limitation and any vesting acceleration or forfeiture waiver regarding any Stock Option, based on such factors as the Committee shall determine;

      (h) to determine under what circumstances a Stock Option may be settled in cash pursuant to the first paragraph of Section 7(k); and


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      (i) to determine the terms and conditions of vesting of Restricted Stock awards.

The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines, practices, and procedures governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan. The Committee may also adopt sub-plans, consistent with the Plan, to conform to applicable state or foreign securities or tax laws.

The Committee may act only by a majority of its members then in office, except that the members thereof may delegate to the Chief Executive Officer of the Company or such other officer as may be designated by the Committee, the authority to make decisions pursuant to Sections 1(u), 7(c), (f), (g), (h) and
(i) and 9(c)(i) and (iv), the authority, subject to guidelines prescribed by the Committee and approved by the Board, to grant Stock Options and Stock Appreciation Rights to employees who are not then subject to the provisions of
Section 16 of the Exchange Act and to determine the number of shares to be covered by any such Stock Option and the terms and conditions thereof in accordance with the provisions of clause (g) of this Section 2 and may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee, provided that no such delegation may be made that would cause grants, awards or other transactions under the Plan to cease to be exempt from Section 16(b) of the Exchange Act.

Any determination made by the Committee or pursuant to delegated authority in accordance with the provisions of the Plan with respect to any award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately designated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

SECTION 3. Eligibility.

Employees of the Company, its subsidiaries and affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Company, its subsidiaries or affiliates are eligible to be granted awards under the Plan.

SECTION 4. Annual Incentive Awards.

      (a) Establishment of Annual Incentive Award Reserve. The Board may at any time and from time to time, in respect of each fiscal year of the Company, establish an Annual Incentive Award Reserve which shall not exceed four percent of Pretax Earnings for such fiscal year; provided, however, that the Annual Incentive Award Reserve established for any fiscal year shall not exceed 16% of the aggregate amount of cash dividends declared on the Stock during said fiscal year; provided, however, that in the event of the acquisition by the Company of a significant subsidiary (as such term is defined in Regulation S-X under the Exchange Act), the foregoing percentage shall be increased with respect to the fiscal year in which such acquisition was consummated and all subsequent years by 4%. Such increase shall apply with respect to each such acquisition.


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As soon as practicable after the end of each fiscal year of the Company, the independent auditors who audited the Company's books and accounts for such fiscal year shall report to the Board the maximum amount that can be credited to the Annual Incentive Award Reserve for such fiscal year under the provisions of the Plan, after giving effect to any determination made by the Board pursuant to the provisions of the Plan with respect thereto. Such report shall be final, binding and conclusive upon the Company and all other persons. Amounts credited to the Annual Incentive Award Reserve with respect to any fiscal year which are not made the subject of Annual Incentive Awards by the Committee shall not be carried over to any other fiscal year.

      (b) Selection of Recipients and Amounts of Awards. The Committee shall select the employees to whom Annual Incentive Awards shall be made and the amount thereof; provided, however, that no employee may receive an Annual Incentive Award which would exceed 125% of his or her highest annual base salary rate during the fiscal year for which the Annual Incentive Award is granted. Annual Incentive Awards may be awarded alone or in addition to other awards granted under the Plan.

      (c) Payment of Awards. All Annual Incentive Awards shall be expressed in U.S. currency and paid in cash by the Company or the subsidiary or affiliate that employs the recipient of the award as soon as practicable after the close of the fiscal year for which awarded or at such earlier time as the Committee shall determine.

SECTION 5. Long Term Performance Awards.

      (a) Awards and Administration. Long Term Performance Awards may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the nature, length, and starting date of the Performance Period for each Long Term Performance Award, which, subject to
Section 10, shall be at least two years, and shall determine the performance objectives to be used in valuing Long Term Performance Awards and determining the extent to which such Long Term Performance Awards have been earned. Performance objectives may vary from participant to participant and between groups of participants and shall be based upon such Company, business unit or individual performance factors or criteria as the Committee may deem appropriate, including, but not limited to, earnings per share or return on equity. Performance Periods may overlap and participants may participate simultaneously with respect to Long Term Performance Awards that are subject to different Performance Periods and different performance factors and criteria. Long Term Performance Awards shall be confirmed by, and be subject to the terms of, a Long Term Performance Award Agreement. The terms of such awards need not be the same with respect to each participant.

On or before the beginning of each Performance Period, the Committee shall determine for each Long Term Performance Award subject to such Performance Period the range of dollar values to be paid to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Long Term Performance Award are met. Such dollar values may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Committee.

      (b) Maximum Aggregate Amount Payable for Any Performance Period. The aggregate amount of Long Term Performance Awards payable with respect to any Performance Period (determined without regard to any interest credited with respect to deferred awards) shall not exceed (y) the sum of the maximum aggregate amount


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that could have been credited to the Annual Incentive Award Reserve in respect of each fiscal year of the applicable Performance Period less (z) the sum of all Annual Incentive Awards earned with respect to each fiscal year of the Performance Period and the amount of Long Term Performance Awards earned with respect to any such fiscal year because of an overlapping Performance Period.

      (c) Adjustment of Awards. The Committee may adjust the performance goals and measurements applicable to Long Term Performance Awards to take into account changes in law and accounting and tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of the inclusion or exclusion of extraordinary or unusual items, events or circumstances in order to avoid windfalls or unintended disadvantages.

      (d) Termination of Employment. Subject to Section 9 and unless otherwise provided in the applicable Long Term Performance Award Agreement, if a participant terminates employment during a Performance Period because of death, Disability or Retirement, such participant shall be entitled to a payment with respect to each outstanding Long Term Performance Award at the end of the applicable Performance Period:

            i) based, to the extent relevant under the terms of the Long Term Performance Award, upon the participant's performance for the portion of such Performance Period ending on the date of termination and the performance of the Company or any applicable business unit for the entire Performance Period, and

            ii) prorated for the portion of the Performance Period during which the participant was employed by the Company, a subsidiary or affiliate,

all as determined by the Committee. The Committee may provide for an earlier payment in settlement of such award in such amount and under such terms and conditions as the Committee deems appropriate.

Subject to Section 10 and except as otherwise provided in the applicable Long Term Performance Award Agreement, if a participant terminates employment during a Performance Period for any other reason, then such participant shall not be entitled to any payment with respect to a Long Term Performance Award awarded for such Performance Period, unless the Committee shall otherwise determine.

      (e) Form of Payment. The earned portion of a Long Term Performance Award shall be paid in cash currently or on a deferred basis with such interest as may be determined by the Committee.

SECTION 6. Stock Subject to Plan.

The total number of shares of Stock reserved and available for distribution pursuant to Stock Options, Stock Appreciation Rights and (subject to Section 9(a)) Restricted Stock awarded under the Plan shall be 37,000,000 shares.


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Subject to Section 8(b)(iv), if any Stock Option or Stock Appreciation Right
terminates without a payment being made to the participant in the form of Stock, the shares subject to such Stock Option or Stock Appreciation Right shall again be available for distribution in connection with awards under the Plan.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Stock Options and any related Stock Appreciation Rights and in the number and kind of shares of Restricted Stock outstanding or available for awards as may be determined to be appropriate by the Board, in its sole discretion; provided, however, that the number of shares subject to any award shall always be a whole number.

SECTION 7. Stock Options.

Stock Options may be granted alone or in addition to other awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options (in each case with or without Stock Appreciation Rights). Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options. Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

Stock Options shall be evidenced by option agreements, the terms and provisions of which may differ. An option agreement shall indicate on its face whether it is an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution, or a duly authorized officer, selects an employee as a participant in any grant of Stock Options, determines the number of shares to be subject to the Stock Option granted to such employee and specifies the terms and provisions of the Stock Option. The Company shall notify a participant of a grant of a Stock Option, and a written option certificate shall be duly executed and delivered by the Company.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422.

Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

      (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be equal to the Fair Market Value of the Stock at the date of grant or such higher price as shall be determined by the


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Committee at grant; provided, however, that, in connection with the issuance of a Stock Option in a transaction to which Section 424(a) of the Code applies, the option price may be determined pursuant to said Section 424(a).

      (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted.

      (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that, except as provided in Sections 7(f), (g),
(h) and (i) and 10 or, unless otherwise determined by the Committee, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Stock Option. The Committee may waive, reduce or eliminate provisions that Stock Options are exercisable only in installments and provisions that Stock Options are not exercisable for a specified period of time, in whole or in part, based on such factors as the Committee may determine.

      (d) Method of Exercise. Subject to the provisions of this Section 7, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Company may accept. As determined by the Committee, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee based on the Fair Market Value on the date the Stock Option is exercised; provided, however, that such unrestricted Stock shall not have been acquired within the preceding six months upon the exercise of a Stock Option or any stock option or stock unit or similar award granted under the Plan or any other plan maintained at any time by the Company or any subsidiary.

No shares of Stock shall be issued until full payment therefor has been made. An optionee shall have all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive dividends, with respect to shares subject to the Stock Option when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 12(a).

      (e) Non-transferability of Options. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution or (in the case of a Non-Qualified Stock Option) pursuant to a "qualified domestic relations order" (as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder), and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee, by the guardian or legal representative of the optionee or (in the case of a NonQualified Stock Option) its alternate payee pursuant to such qualified domestic relations order, it being understood that the terms "holder" and "optionee" include the guardian and legal representative of the optionee named in the option agreement and any person to whom an option is transferred by will, the laws of descent and distribution or (in the case of a Non-Qualified Stock Option) such qualified domestic relations order.

      (f) Termination by Death. If an optionee's employment terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis


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as the Committee may determine, for such period as the Committee may specify at grant from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

      (g) Termination by Reason of Disability. If an optionee's employment terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine, for such period as the Committee may specify at grant from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

      (h) Termination by Reason of Retirement. If an optionee's employment terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine, for such period as the Committee may specify at grant from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

      (i) Other Termination. Unless otherwise determined by the Committee, if an optionee's employment terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon terminate, except that such Stock Option, to the extent then exercisable or on such accelerated basis as the Committee may determine, may be exercised for the lesser of one year from termination of employment or the balance of such Stock Option's term; provided, however, that if the optionee dies within such one-year period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such one-year period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a NonQualified Stock Option.

      (j) Incentive Stock Options. The Committee is authorized to provide at the time of grant, that, to the extent permitted under Section 422 of the Code, if a participant's employment with the Company and its subsidiaries is terminated and the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination


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period specified under Sections 7(f), (g), (h) or (i), applied without regard to this Section 7(j), is greater than the portion of such option that is exercisable as an "incentive stock option" during such post-termination period under Section 422, such post-termination period shall automatically be extended (but not beyond the original option term) to the extent necessary to permit the optionee to exercise such Incentive Stock Option (either as an Incentive Stock Option or, if exercised after the expiration periods that apply for the purposes of Section 422, as a Non-Qualified Stock Option).

      (k) Cashing Out of Option; Settlement of Spread Value in Stock. On receipt of written notice of exercise, the Committee may elect to cash out all or a portion of the shares of Stock for which a Stock Option is being exercised by paying the optionee an amount, in cash or Stock, equal to the Spread Value of such shares on the effective date of such cash out.

Notwithstanding any other provision of this Plan, upon a Change in Control, unless the Committee shall determine otherwise at grant, an optionee shall have the right, by giving notice to the Company within the Exercise Period, to elect to surrender all or part of the Stock Option to the Company and to receive in cash, within 30 days of such notice, an amount equal to the amount by which the "Change in Control Price" on the date of such notice shall exceed the exercise price under the Stock Option multiplied by the number of shares of Stock as to which the right granted under this Section 7(k) shall have been exercised.

SECTION 8. Stock Appreciation Rights.

      (a) Grant and Exercise. Stock Appreciation Rights may be granted only in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant.

A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise determined by the Committee at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares, covered by a related Stock Option shall not be reduced until the number of shares covered by an exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

A Stock Appreciation Right may be exercised by an optionee in accordance with
Section 8(b) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 8(b). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

      (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:


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            i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 7 and this
      Section 8.

            ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash, shares of Stock or both equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

            iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under
      Section 7(e) and only to the transferee of the underlying Stock Option.

            iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 6 on the number of shares of Stock to be issued under the Plan but only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise.

            v) The Committee may provide, at the time of grant, that a Stock Appreciation Right can be exercised only in the event of a Change in Control, subject to such terms and conditions as the Committee may specify at grant.

SECTION 9. Restricted Stock.

      (a) Administration. Not in excess of 9,000,000 shares (subject to adjustment pursuant to Section 6) of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the employees to whom and the time or times at which grants of Restricted Stock will be made, the number of shares to be awarded, the time or times within which such awards may be subject to forfeiture and any other terms and conditions of the awards, in addition to those contained in Section 9(c).

The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine.

The provisions of Restricted Stock awards need not be the same with respect to each recipient.

      (b) Awards and Certificates. Shares of Restricted Stock may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of the participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:


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      The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of The Philip Morris 1992 Incentive Compensation and Stock Option Plan and a Restricted Stock Agreement. Copies of such Plan and Agreement are on file at the offices of Philip Morris Companies Inc., 120 Park Avenue, New York, New York 10017.

The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

      (c) Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

            i) During a period set by the Committee (the "Restriction Period"), commencing with the date of such award, the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance and such other factors or criteria as the Committee may determine.

            ii) Except as otherwise provided in the applicable Restricted Stock Agreement and Section 9(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any cash dividends. Dividends payable in Stock shall be paid in the form of Restricted Stock.

            iii) Except as otherwise provided in the applicable Restricted Stock Agreement and Sections 9(c)(i) and (iv), upon termination of a participant's employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant.

            iv) In the event of hardship or other special circumstances of a participant whose employment is terminated for any reason, the Committee may waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock.

            v) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unlegended certificates for such shares shall be delivered to the participant.

            vi) Each award shall be confirmed by, and be subject to the terms of, a Restricted Stock Agreement.

SECTION 10. Change in Control Provisions.

      (a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

            i) Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control occurs and not then exercisable shall become fully exercisable.

            ii) The restrictions applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and fully vested to the full extent of the original grant.

            iii) Subject to the provisions of Section 7(k), the value of all outstanding Stock Options, Stock Appreciation Rights and Restricted Stock which, in the case of holders who are then subject to the provisions of
      Section 16 of the Exchange Act, shall have been granted at least six months before the date of cash-out occurring pursuant to this Section 10(a)(iii), shall, unless otherwise determined by the Committee at or after grant, be cashed out on the basis of the "Change in Control Price", as defined in Section 10(c), as of the date such Change in Control occurs or such other date as the Committee may determine prior to the Change in Control.

            iv) Any Long Term Performance Awards relating to Performance Periods prior to the Performance Period in which the Change in Control occurs which have been earned but not paid shall become immediately payable in cash. In addition, subject to the provisions of Section 5(b), each participant who has been awarded a Long Term Performance Award, shall be deemed to have earned a pro rata Long Term Performance Award equal to the product of (y) such participant's maximum award opportunity for such Performance Period, and (z) a fraction, the numerator of which is the number of full or partial months which have elapsed since the beginning of such Performance Period to the date on which the Change in Control occurs, and the denominator of which is the total number of months in such Period or, in the case of a completed Performance Period, equal to the maximum award opportunity.

      (b) Definition of Change in Control. A "Change in Control" means the happening of any of the following events:

            i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of Stock (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company,
      (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition by any corporation pursuant to a transaction described in clauses (A), (B) and (C) of paragraph (iii) of this Section 10(b); or

            ii) Individuals who, as of the effective date of the Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to such effective date whose election, or nomination for election by the stockholders of the Company, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

            iii) Approval by the stockholders of the Company of a reorganization, merger, share exchange or consolidation (a "Business Combination"), unless, in each case following such Business Combination,
      (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such Person owned 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

            iv) Approval by the stockholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which following such sale or other disposition (1) more than 80% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) less than 20% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of the Company or such corporation), except to the extent that such Person owned 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the sale or disposition and (3) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such sale or other disposition of assets of the Company or were elected, appointed or nominated by the Board.

      (c) Change in Control Price. "Change in Control Price" means the highest price per share paid in any transaction reported on the New York Stock Exchange Composite Index or paid or offered in any bona fide transaction related to a potential or actual change in control of the Company at any time during the preceding 60-day period as determined by the Committee, except that, in the case of Incentive Stock Options, such price shall be based only on transactions reported for the date on which such Incentive Stock Options are cashed out.

SECTION 11.  Amendments and Termination.

The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of an optionee under a Stock Option or a recipient of a Long Term Performance Award, Stock Appreciation Right or Restricted Stock Award theretofore granted without the optionee's or recipient's consent or which, without the approval of the Company's stockholders, would:

      (a) materially increase the benefits accruing to participants under the Plan;

      (b) except as expressly provided in the Plan, increase the total number of shares of Stock which may be issued under the Plan;

      (c) modify the requirements as to eligibility for participation in the Plan;

      (d) except as expressly provided in the Plan, decrease the option price of any Stock Option to less than the Fair Market Value on the date of grant;

      (e) extend the maximum option period under Section 7(b).

The Committee may amend the terms of any Stock Option, Stock Appreciation Right, Restricted Stock Agreement or other award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent.

Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments.

SECTION 12. Unfunded Status of Plan.

It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation, including specifically the Annual Incentive Award Reserve. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 13. General Provisions.

      (a) The Committee may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Stock is then listed and any applicable Federal, state or foreign securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      (b) Nothing contained in this Plan shall prevent the Company, a subsidiary or affiliate from adopting other or additional compensation arrangements for its employees.

      (c) The adoption of the Plan shall not confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company, a subsidiary or affiliate to terminate the employment of any employee at any time.

      (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations arising from the award or vesting of Restricted Stock or the exercise of Stock Options may be settled with unrestricted Stock, including Stock that is part of, or is received upon exercise of, the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its subsidiaries and affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate, including the making of irrevocable elections, for the settling of withholding obligations with Stock.

      (e) At the time of grant, the Committee may provide in connection with any grant made under this Plan that the shares of Stock received as a result of such grant shall be subject to a right of first refusal pursuant to which the participant shall be required to offer to the Company any shares that the participant wishes to sell at the then

Fair Market Value of the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant.

      (f) The reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 6 for such reinvestment (taking into account then outstanding Stock Options, Stock Appreciation Rights and other Plan awards).

      (g) The Committee may establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid.

      (h) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

SECTION 14. Effective Date of Plan.

The Plan shall be effective on May 1, 1992.

SECTION 15. Term of Plan.

No Stock Option or Stock Appreciation Right shall be granted or award of Restricted Stock made on or after the fifth anniversary of the effective date of the Plan, but any such awards granted prior to such fifth anniversary may extend beyond that date. There shall be no time limitation with respect to the granting of Annual Incentive Awards or Long Term Performance Awards.